UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  July 28, 2010

Commission File Number:  1-13011

COMFORT SYSTEMS USA, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	76-0526487
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

675 Bering Drive

Suite 400

Houston, Texas 77057

(Address of Principal Executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (713) 830-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

This Form 8-K/A (the “Form 8-K/A”) is an amendment to the Current Report on Form 8-K/A of Comfort Systems USA, Inc., dated October 6, 2010 (the “Previously Filed Form 8-K/A”). The purpose of this Form 8-K/A is to amend Exhibits 99.2 and 99.3 of the Previously Filed Form 8-K/A to include signed audit reports that were inadvertently omitted. Except for the amendment of Exhibits 99.2 and 99.3, this Form 8-K/A does not update, modify or amend any disclosure set forth in the Previously Filed Form 8-K/A.

Item 9.01        Financial Statements and Exhibits

(d)           Exhibits

The following exhibits are included herein:

10.1 Stock Purchase Agreement, dated July 28, 2010 (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed on July 30, 2010).

23.1 Consent of Keiter, Stephens, Hurst, Gary & Shreaves, P.C (incorporated by reference to Exhibit 23.1 of the Company’s Current Report on Form 8-K/A filed on October 6, 2010).

99.1 Press release dated July 28, 2010 (i) announcing the Company’s acquisition of ColonialWebb and (ii) discussing the Company’s second quarter earnings (incorporated by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K filed on July 30, 2010).

99.2 The audited financial statements for ColonialWebb as of December 31, 2008, including the related independent auditors’ report.

99.3 The audited financial statements for ColonialWebb as of December 31, 2009, including the related independent auditors’ report.

99.4 The unaudited financial statements for ColonialWebb as of June 30, 2010 (incorporated by reference to Exhibit 99.4 of the Company’s Current Report on Form 8-K/A filed on October 6, 2010).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMFORT SYSTEMS USA, INC.

By:	/s/ William George
William George
Executive Vice President and
Chief Financial Officer

Date:  January 14, 2011